TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated May 5, 2006 to the Statement of Additional Information dated March 1, 2006, as previously supplemented

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All Funds

The following information supplements, amends, and replaces the first paragraph on page 60 in the section entitled “Trustees and Officers”:

A Trustee who is an Independent Trustee may elect to serve as Trustee Emeritus of the Trust upon his or her voluntary resignation as Trustee, provided such person has served at least five years as Trustee of the Trust. While serving as such, a Trustee shall be entitled to receive a fee per annum equal to 50% of the retainer as paid to the Independent Trustees of the Trust. In addition, a Trustee Emeritus will receive reimbursement of actual and reasonable expenses incurred for attendance at Board meetings. A Trustee Emeritus who served as Chairman of the Board will also receive 50% of the additional retainer that is designed for the position of Chairman.

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Investors Should Retain This Supplement For Future Use